Delek Logistics Partners, LP Investor Presentation May 2015

Forward-Looking Statements 2 These slides and any accompanying oral and written presentations contain forward-looking statements by Delek Logistics Partners, LP (defined as “we”, “our”) that are based upon our current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about our future results, performance, prospects and opportunities and other statements, concerns, or matters that are not historical facts are "forward-looking statements," as that term is defined under United States securities laws. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: our substantial dependence on Delek US Holdings, Inc. (“Delek”) (NYSE: DK) or its assignees and their respective ability to pay us under our commercial agreements; the age and condition of our assets and operating hazards and other risks incidental to transporting, storing and gathering crude oil, intermediate and refined products, including, but not limited to, spills, releases and tank failures; the timing and extent of changes in commodity prices and demand for Delek’s refined products; the suspension, reduction or termination of Delek's or its assignees' or any third-party's obligations under our commercial agreements; and other factors discussed in our other filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. We undertake no obligation to update or revise any such forward-looking statements.

Investment Highlights (1) Based on price per common limited unit as of trading on May 8, 2015. (2) Annualized distribution based on quarterly distribution for quarter ended March 31, 2015, declared on April 21, 2015. (3) For reconciliation please refer to pages 27 and 28. (4) Approximately 4.1% of the ownership interest in the general partner is owned by three members of senior management of Delek US. The remaining ownership interest is held by a subsidiary of Delek US. 3 •Current Price: $42.80/unit (1) •Market Capitalization: $1.04 billion (1) •Current Distribution: $0.53/LP unit qtr.; $2.12/LP unit annualized(2) •Current Yield: 4.95% (1)(2) Overview (NYSE: DKL) • 1Q15 Distributable Cash Flow (DCF) coverage ratio of 1.2x • $379 million credit availability at March 31, 2015; leverage 3.0x • 1Q15 DCF $16.9m and EBITDA $21.1m (3) Conservative Financial Position •Traditional MLP assets/structure • Inflation-indexed fees for most contracts •Primarily long term fee-based contracts with minimum volume commitments Stable Cash Flow Focused • Eight acquisitions since July 2013; including $27.3m initial annualized EBITDA from four drop downs •Entered into two joint venture pipeline development projects in March 2015 Growth Oriented • Delek US (NYSE: DK) •Currently owns approximately 62%, incl. 2% GP interest (4) •Majority of DKL assets support DK refining system Sponsor

Delek US – A Growth Oriented, Financially Strong Sponsor • 155,000 bpd of refining capacity in Texas and Arkansas • Access to crude / product terminals, pipeline and storage assets • 360 convenience stores(1) Operational Strength (1) As of March 31, 2015 financial statements in the Delek US 10Q filed on May 7, 2015. (2) As of May 8, 2015 trading for Delek US stock. (3) Non-GAAP measure. See pg. 29 for the reconciliation to GAAP. (4) Consists of ownership in Delek Logistics Partners. Strategically Located Refineries Provide Crude Oil Supply Flexibility and Broad Product Distribution(1) • $2.1 billion equity market value and $2.4 billion enterprise value(1)(2) • $406.1 million 1Q14 LTM EBITDA (1)(3) • $297.8 million net debt at March 31, 2015; $376.4 million in cash (1) Financial Strength REFINING SEGMENT  155,000 BPD in total El Dorado, AR  80,000 BPD  9.0 complexity Tyler, TX  75,000 BPD  8.7 complexity  360 Stores  Locations in 7 states  Primarily TN, AL, GA RETAIL SEGMENT  9 Terminals  Approx. 1,250 miles of pipelines  8.7 million bbls storage capacity LOGISTICS SEGMENT (4) 4

Delek Logistics Partners, LP Overview

Stable Asset Base Positioned for Growth 6  ~525 miles of crude and product transportation pipelines, including the 195 mile crude oil pipeline from Longview to Nederland, TX  ~ 600 mile crude oil gathering system in AR  Storage facilities with 6.4 million barrels of active shell capacity  Rail Offloading Facility Pipelines/Transportation Segment  Wholesale and marketing business in Texas  9 light product terminals: TX, TN,AR  Approx. 2.3 million barrels of active shell capacity Wholesale/ Terminalling Segment Growing logistics assets support crude sourcing and product marketing

7 Approximately $32.6 million of annualized EBITDA (1) expected at time of purchase; focus on continued growth of assets Acquisitions Provide Stable Fee Based Growth 1) Annualized EBITDA estimates based on expected performance at the time of purchase. Results will and have changed based on market conditions and operating rates. 2) Expected annual EBITDA to be achieved by late 2015. 3) Mt. Pleasant cost includes $1.1 million of inventory purchased at closing. 4) Two separate transactions for the purchase of the rail offloading rack located at Delek US’ El Dorado refinery and a crude oil storage tank located at Delek US’ Tyler, Texas refinery. Tyler Tank Farm and Product Terminal • July 2013 • EBITDA: $10.5 million (1) • Price: $94.8 million • Drop down Hopewell Pipeline • July 2013 • EBITDA: $700,000(1) • Price: $5.7 million • 3rd Party North Little Rock Terminal • October 2013 • EBITDA: $800,000(1) • Price: $5.0 million • 3rd Party El Dorado Tank Farm and Product Terminal • February 2014 • EBITDA: $10.1 million(1) • Price: $95.9 million • Drop down Mt. Pleasant System • October 2014 • EBITDA. $1.4mm(1) (2) • Price: $11.1 million(3) • 3rd Party Frank Thompson Transport • December 2014 • EBITDA: $2.4 million (1) • Price: $11.5 million • 3rd Party Rail Offloading & Crude Storage(4) •Mar 2015 • EBITDA: $6.7 million(1) • Price: $61.9 million • Drop Down

Improving EBITDA and Financial Flexibility to Support Growth 8 1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing pro forma historical results for 2011 and forecasted performance for 12 months ending Sept. 30, 2013. Reconciliation on pg. 27 2) Reconciliation provided on page 27. Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. Also, excluded are predecessor costs related to the crude oil storage tank and rail offloading racks acquired in March 2015. Tyler assets were acquired in July 2013 and El Dorado assets acquired Feb. 2014. 3) LTM 1Q2015 adjusted for $3.4 million of cost (professional fees $1.2m, higher cost ethanol contracts $1.2m, Tyler refinery turnaround effect of lower volumes $1.0m) that occurred during the quarter. Reconciliation on pg. 27. 4) Borrowing capacity of the revolving credit facility was increased to $700.0 million on Dec. 30, 2014 from $400.0 million previously. Solid EBITDA performance since IPO in Nov. 2012 $47.2 $48.9 $63.8 $95.4 $96.3 $3.4 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 2011 Pro Forma(1) Forecast 12 Months Ended 9/30/13(1) 2013 (2) 2014 (2) LTM 1Q 2015 (3) $ in m ill io n s EBITDA 1Q15 costs adjustment (3) $15.5 $20.2 $21.1 $3.4 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 1Q13 (2) 1Q14 (2) 1Q15 (2) (3) $ in m ill io n s EBITDA 1Q15 cost adjustment Increased 1Q 2015 EBITDA Performance $90.0 $164.8 $260.5 $239.0 $230.0 $251.8 $316.4 $73.5 $223.2 $126.0 $147.5 $157.0 $440.8 $379.1 $0 $100 $200 $300 $400 $500 $600 $700 Jun. 30, 2013 Dec. 31, 2013 Mar. 31, 2014 Jun. 30, 2014 Sep. 30, 2014 Dec. 31, 2014 (4) Mar. 31, 2015 $ in m ill io n s Borrowings Excess Availability Financial Flexibility to support continued growth $99.7 $24.5

Increased Distribution with Conservative Coverage and Leverage 9 Distribution has been increased eight consecutive times since the IPO $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 $0.475 $0.490 $0.510 $0.530 - 0.200 0.400 0.600 MQD (1) 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q15 (3) Quarterly Distribution Growth to Date 1.39x 1.32x 1.38x 1.30x 1.61x 2.02x 1.42x 1.67x 1.23x 1.48x 0.50x 1.00x 1.50x 2.00x 2.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 (3) 1Q 2015 adj(3) Avg. 1.35x in 2013 Avg. 1.69 in 2014 Distributable Cash Flow Coverage Ratio (2) 1.70x 1.58x 2.28x 2.40x 3.21x 2.69x 2.55x 2.56x 3.00x 0.50x 1.50x 2.50x 3.50x 1Q 2013 2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014 1Q 2015 Debt / LTM EBITDA Leverage Ratio (4) (1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. (2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 28 for reconciliation. (3) Based on total distributions declared on April 21 and to be paid on May 14, 2015. Adjusted for $3.4m of cost in 1Q15. (professional fees $1.2m, higher cost ethanol contracts $1.2m, Tyler refinery turnaround effect of lower volumes $1.0 million) (4) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

Growth Initiatives Improved EBITDA Since 2012 10 1) Amounts provided in the Nov. 1, 2012 IPO prospectus showing forecasted performance for 12 months ending Sept. 30, 2013. 2) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com for Q1 2015 LTM EBITDA based on pro forma information. Bridge compared to the forecast provided in the prospectus based on difference in performance during the period as compared to projected amounts in the prospectus. Please see page 27 for reconciliations. Solid EBITDA performance since IPO in Nov. 2012; Increased from projected $48.9 million to LTM $99.7 million $48.9 $99.7 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 EBITDA, $ in millions * $12.8 $14.1 $17.0 $16.4 ($13.0) ($3.7) $3.4 $3.8

Plans in Place for Future Growth 11 Paline Pipeline ■ New agreements effective January 1, 2015 until June 30, 2016 ■ Increased volume and capacity usage rate from 2014 level ■ Potential for utilization and/or capacity increase Continued Asset Development ■ Delek US continues to develop assets to support its operations ■ Potential future drop downs could include: ■ Trucking; rail cars; retail ■ Delek US’ announced potential investment in Alon USA (NYSE: ALJ) may create additional opportunities for growth Caddo Pipeline ■ DKL (50%)/Plains All American (50%) ■ Estimated total project cost: $100 million ■ Capacity: 80,000 bpd; 80 mile pipeline; Delek US expected to be an anchor shipper ■ Location: Longview, TX to Shreveport, LA ■ Expected Startup: Mid-2016 RIO Pipeline ■ Rangeland Energy (67%)/ DKL (33%) ■ Estimated total project cost: $125 million ■ Capacity: 55,000 bpd; 107 mile pipeline; Delek US expected to be an anchor shipper ■ Location: Loving County, TX to Midland, TX area ■ Expected Startup: first half 2016

$99.7 $6.7 $3 to $4 Approx. $1 $8.3 $2.9 Pro Forma LTM 1Q2015 (1) Potential from Drop Downs (2) Potential increase from Tyler Expansion (3) Annual Tariff Increase - 2014 FERC/Inflation adj New Paline agreements (4) 3rd Party Acquisitions Pipeline Joint Ventures (5) Potential EBITDA, $ in millions * Caddo Pipeline DKL 50%/ Plains 50% RIO Pipeline DKL 33%/ Rangeland 67% Exp. Compl. 2016 Exp. Inv. $91.0m Potential EBITDA Growth (1) 12 (1) Information provided in Delek Logistics Partners, LP (NYSE: DKL) investor presentation available at www.deleklogistics.com. 1Q2015 EBITDA based on pro forma LTM information provided in that presentation. Pro forma 2015 includes amounts for drop down contribution based on daily EBITDA expected multiplied by days when the drop down assets were not included in operations of DKL according to purchase dates. Please see public filings with the Security and Exchange Commission for additional information and risks associated with DKL. Estimates based on DKL information. LTM 1Q2015 adjusted for $3.4 million of cost (professional fees $1.2m, higher cost ethanol contracts $1.2m, Tyler refinery turnaround effect of lower volumes $1.0m) that occurred during the quarter. (2) Additional drop down range based on previous guidance provide by DKL completed March 31, 2015. (3) Annual benefit from Delek US’ expansion at its Tyler refinery that was completed in 1Q15. Based on an additional 10,000 to 15,000 barrel per day throughput. (4) Based on agreements in effect Jan. 1, 2015. Incremental benefit versus 2014. (5) Joint venture projects are expected to be completed in the first half to mid-2016. Estimated capital investment is approximately $91 million. Estimated project multiple range based on DKL target. *Delek Logistics Partners, LP (NYSE: DKL) estimated ranges; actual results subject to market conditions, operating performance and tariff rates. • Visible Pathways for Growth Provide Potential for Continued EBTIDA Increase in Coming Quarters (1) Frank Thompson Transport Dec. 2014 Mt. Pleasant Terminal Oct. 2014 8x to 10x EBITDA Target       = in place and operating to support future growth

Segment Overview

Lion Pipeline System and SALA Gathering 14 SALA Gathering System • Provides access to local Arkansas, east Texas and north Louisiana crudes to Delek US’ El Dorado refinery. • 600 mile crude oil gathering system, primarily within a 60-mile radius of the El Dorado refinery. • Positioned to benefit from development in Brown Dense area. (1) Delek US acquired majority ownership of Lion Oil in April 2011. Volumes in 2011 are based on 247 days of operations following the acquisition. Amounts in 2009 and 2010 are based on previous ownership data. 15,813 15,900 17,676 20,747 22,152 22,656 23,113 21,538 - 5,000 10,000 15,000 20,000 25,000 30,000 2009 2010 2011 2012 2013 2014 1Q14 1Q15 B ar re ls p er d ay SALA Gathering Crude Volume (bpd) (1) 46,027 46,515 47,906 26,644 56,687 45,220 49,694 53,461 31,773 55,929 - 10,000 20,000 30,000 40,000 50,000 60,000 2012 2013 2014 1Q14` 1Q15 B ar re ls p er d ay Lion Pipeline System Crude Volume (bpd) Refined product (bpd) Lion Pipeline System • Provides non-gathered crude oil to Delek US’ El Dorado refinery and connects to Enterprise TE Products Pipeline to move finished products. • Crude and light product throughput benefitted from improvements at Delek US’ El Dorado refinery completed in 1Q14 turnaround that increased light crude capability by 10,000 bpd.

Terminalling and West Texas Wholesale Business 15 West Texas Wholesale and Marketing • Operates in an area around the Permian Basin; benefiting from robust economic activity. • Purchases refined products from third parties for resale at owned and third party terminals in west Texas. (1) 2013 west Texas gross margin per barrel includes $0.99/bbl associated with approximately $6.4 million of gross margin related to ethanol RINs sold during the period. 2014 gross margin included $4.5 million or $0.74 per barrel. 1Q15 gross margin included $1.7 million or $1.13 per barrel and 1Q14 $1.1 million or $0.75/bbl from RINS. $7.2 $7.6 $8.5 $15.5 $14.0 $28.5 $5.1 $2.1 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2009 2010 2011 2012 2013 (1) 2014 (1) 1Q14 1Q15 (1) Gross margin, $ in millions 13,377 bpd 14,353 bpd 15,493 bpd 16,523 bpd 18,156 bpd 16,707 bpd 18.5 12.6 75.4 96.8 86.6 66.8 2011 2012 2013 2014 1Q14 1Q15 Volume, 000 bpd Terminalling Assets • Refined products terminalling services for Delek and/or third parties. • Comprised of terminals located in: • Memphis and Nashville, TN; • Tyler, Big Sandy (1) and Mt. Pleasant, TX; • El Dorado and North Little Rock, AR • Delek US’ Tyler refinery turnaround and expansion in 1Q15 lowered volumes • DKL positioned to support 15 kbpd expansion (1) Was not operating during 2011, 2012 and majority of 2013, however, contract with Delek has a minimum throughput requirement of 5,000 bpd along with a minimum storage requirement. Note: For reporting purposes, San Angelo and Abilene terminals are included in the west Texas wholesale business. The remaining are in terminalling. - 2 4 6 8 10 2011 2012 2013 2014 2015 Increasing Terminal Count Drop Down Terminals Other Terminals West Texas Wholesale 16,645 bpd 15,999 bpd

Paline Pipeline –Expected EBITDA Increase in 2015 16  Approximately 195 mile crude oil pipeline - Mainline pipeline flows from northbound to southbound  New agreements effective Jan. 1, 2015  35,000 bpd of mainline capacity usage contracted to third parties through 6/30/2016  $13.6 million expected increase in annual distributable cash flow from this system from 2014 level  Evaluations of potential increases in utilization and capacity of Paline system may offer future growth

Going Forward

Several Visible Pathways for Continued Growth 18 Organic Growth Acquisitive Growth  Paline Pipeline potential utilization and/or capacity increase  Increasing activity in Arkansas gathering system  Potential expansion of the North Little Rock terminal to 17,500 bpd  Proven ability to make 3rd party acquisitions (2 completed in 2013, 2 completed in 2014)  Ability to partner with Delek US to make acquisitions Benefit from Growth  Improvement in throughput capability and/or flexibility at Delek US’ refineries(1)  El Dorado refinery increased light crude processing capability by 10,000 bpd  Delek US announced Tyler refinery expansion adding up to 15,000 bpd crude throughput capacity Asset Development  Delek US continues to develop assets to support its operations  Potential future drop downs could include: Trucking, Rail Cars, and Retail Ability to Leverage Partnership with Delek US Ability to Grow Independently (1) Based on Delek US’ announced changes for its refineries. Benefit from Acquisitions  In April, Delek US agreed to purchase 48% of the outstanding common stock of Alon USA (NYSE:ALJ) from Alon Israel Oil Company Ltd.  Transaction may create the potential for future growth opportunities Project Development  Crude oil pipeline construction projects underway through two joint ventures  Creates platform for future projects

Peer Comparisons (1) 19 (1) Source: Company reports; Capital IQ 5/7/15 ; NASDAQ OMX; MLPdata.com Current Yield as of 5/4/15 Distributable Cash Flow Coverage Ratio - LTM Q1 2015 Debt / LTM EBITDA Leverage Ratio Q1 2015 1.0x 1.1x 1.1x 1.2x 1.2x 1.3x 1.4x 1.4x 1.4x 1.4x 1.6x 1.6x 0.0x 0.5x 1.0x 1.5x 2.0x PAA TLLP HEP SXL WNRL PSXP PBFX MMP EPD VLP MPLX DKL 3.0x 3.0x 3.0x 3.3x 4.0x 4.1x 4.2x 4.2x 6.8x 6.9x 7.0x - 2.0 4.0 6.0 8.0 WNRL MMP DKL MPLX PAA VLP HEP EPD PSXP SXL TLLP 6.9% 5.7% 5.5% 5.0% 4.9% 4.5% 4.4% 3.7% 3.4% 2.2% 2.1% 2.0% -0.5% 1.5% 3.5% 5.5% 7.5% HEP PBFX PAA DKL TLLP WNRL EPD SXL MMP VLP MPLX PSXP

20 Questions and Answers Majority of assets support Delek US‘ strategically located inland refining system Inflation-indexed fees for most contracts Majority of all margin generated by long term, fee-based contracts with volume minimums Agreements with Delek US cap maintenance capex and limit Delek US force majeure abilities Limited commodity price exposure Primarily Traditional, stable MLP assets

Appendix

Delek US' Refineries are Strategically Positioned and Flexible 22  Inland refinery located in East Texas  75,000 bpd, 8.7 complexity  Primarily processes inland light sweet crudes (100% in 2013)  94% yield of gasoline, diesel and jet fuel in 2014 El Dorado Refinery (1) Tyler Refinery (1)  Inland refinery located in southern Arkansas  80,000 bpd, 9.0 complexity (configured to run light or medium sour crude)  Supply flexibility that can source West Texas, locally produced, and/or Gulf Coast crude  89% yield of gasoline and diesel in 2014  Associated gathering system positioned for Brown Dense development (1) As reported in Delek US’ fourth quarter 2014 earnings press release.

Summary of Certain Contracts (9) 23 Initial / Maximum Term (1) Service Year Ended Dec. 31, 2014 Throughput (bpd)(2) Minimum Commitment (bpd) Tariff / Fee Tariff / Fee Escalator Refinery Shutdown Force Majeure Until June 30, 2016 Crude Oil Capacity Usage Agreement N/A N/A $1,700,000/Month (6) PPI-fg N/A N/A Five / Fifteen Years Crude Oil Transportation 47,906 46,000 (3) $0.9235/Bbl (4) FERC Five / Fifteen Years Refined Products Transportation 53,461 40,000 $0.1086/Bbl FERC Five / Fifteen Years Crude Oil Gathering 22,656 14,000 $2.444/Bbl (4) FERC Five / Fifteen Years Crude Oil Transportation 7,361 35,000 $0.4347/Bbl (5) FERC Five / Fifteen Years Crude Oil Storage N/A N/A $271,640 per month FERC Ten (7) Marketing - Tyler Refinery 61,368 50,000 $0.6160/bbl + 50% of the agreed margin (8) CPI-U Five / Fifteen Years Dedicated Terminalling Services 9,616 10,000 $0.5432/Bbl FERC Eight / Sixteen Years Dedicated Terminalling Services 7,324 8,100 $0.2347/Bbl inflation adj. Eight / Sixteen Years Storage N/A N/A $64,001 per month inflation adj. Five / Fifteen Years Dedicated Terminalling Services 1,760 5,000 $0.5428/Bbl FERC Four / Fourteen Years Refined Products Transportation 1,760 5,000 $0.5428/Bbl FERC Five / Fifteen Years Storage N/A N/A $54,280 per month FERC Eight / Sixteen Years Dedicated Terminalling Services 61,501 50,000 $0.3556/Bbl inflation adj. Eight / Sixteen Years Storage N/A N/A $855,041 per month inflation adj. Eight / Sixteen Years Crude Oil Storage N/A N/A $180,000 per month inflation adj. Not applicable to this asset Eight / Sixteen Years Dedicated Terminalling Services 9,807 11,000 $0.5079/Bbl inflation adj. Eight / Sixteen Years Storage N/A N/A $1.3 million per month inflation adj. Nine / Fifteen Years Crude Oil Offloading (10) N/A N/A $1.00/bbl light; $2.25/bbl heavy inflation adj. El Dorado Paline Pipeline East Texas Marketing Memphis Terminal Termination Provision East Texas Crude Logistics North Little Rock Terminal Tyler Big Sandy Terminal & Pipeline Lion Pipeline System (and SALA Gathering System) After 1st two years, 12 months notice required After 3rd year, 12 months notice; unless min. payments made then cannot be terminated by Delek Logistics

Summary of Certain Contracts - footnotes 24 (1) Maximum term gives effect to the extension of the commercial agreement pursuant to the terms thereof. Please note some terms began as early as Nov. 7, 2012. (2) Represents average daily throughput for the period indicated. (3) Excludes volumes gathered on the SALA Gathering System. (4) Volumes gathered on the SALA Gathering System will not be subject to an additional tariff fee for transportation on the Lion Pipeline System to the El Dorado refinery. (5) For any volumes in excess of 50,000 bpd, the throughput fee will be $0.638/bbl. (6) Capacity lease agreement for approximately $1,700,000 per month from Jan. 1, 2015 to Jun. 30, 2016 that entitles third parties to their respective capacities on this pipeline. (7) Following the primary term, the marketing agreement automatically renews for successive 1-yr terms unless either party provides notice of non-renewal 10 months prior to the expiration of the then-current term. (8) Delek US has agreed to pay the Partnership 50% of the margin, if any, above an agreed base level generated on the sale as an incentive fee, provided that the incentive fee will be not less than $175,000 nor greater than $500,000 per quarter. (9) For more detailed information regarding contracts, refer to documents filed with the SEC, including the Current Reports on Form 8-K and 8-K/A filed on Nov. 7, 2012, Jul. 31, 2013, Aug. 1, 2013, Feb. 14, 2014 and Apr. 6, 2015. (10) Crude oil offloading throughput agreement includes an obligated minimum throughput fee of $1.5 million for throughput of a combination of light and heavy crude.

Amended and Restated Omnibus Agreement 25 Key Provisions  Delek US will indemnify Delek Logistics for certain liabilities, including environmental and other liabilities, relating to contributed assets.  Delek US has a ROFR if Delek Logistics sells any assets that serves Delek US' refineries or the Paline Pipeline.  GP will not receive a management fee from the Partnership; Delek Logistics will pay Delek US an annual fee for G&A services and will reimburse the GP and/or Delek US for certain expenses.  Limitations on exposure to assets contributed by Delek US relative to maintenance capital expenditures and certain expenses associated with repair/clean-up related events.  For additional detailed information regarding this agreement, please refer to documents filed with the SEC, including the Current Report on form 8-K filed Apr. 6, 2015.

Summary Organization Structure 26 38.1% interest Limited partner-common 95.9% ownership interest (1) 2.0% interest General partner interest Incentive distribution rights Delek Logistics Partners, LP NYSE: DKL (the Partnership) 100% ownership interest Public Unitholders Operating Subsidiaries 11.3% interest Limited partner-common Delek Logistics GP, LLC (the General Partner) Delek US Holdings, Inc. NYSE: DK 48.6% interest Limited partner-subordinated (1) Currently a 4.1% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest will be indirectly held by Delek.

Non-GAAP Reconciliation 27 (1) Includes approximately $2.0 million of estimated annual incremental general and administrative expenses expected to incur as a result of being a separate publicly traded partnership. (2) Interest expense and cash interest both include commitment fees and interest expense that would have been paid by the predecessor had the revolving credit facility been in place during the 12 months ended 12/31/11 and 9/30/13 periods presented and Delek Logistics had borrowed $90.0 million under the facility at the beginning of the period. Interest expense also includes the amortization of debt issuance costs incurred in connection with our new revolving credit facility. (3) Forecast provided in the IPO prospectus on Nov. 1, 2012. (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) El Dorado drop down contribution based on 40 days multiplied by expected annual EBITDA of $10.1 million/ 365 days. (6) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. (7) Adjustment of $3.4 million of cost includes professional fees $1.2m, higher cost ethanol contracts $1.2m and Tyler turnaround effect $1.0m that occurred during the quarter. Note: May not foot due to rounding. Pro Forma Forecast 12 Months 12/31/11 (1)(2) 12 Months 9/30/13 (1)(2)(3) 1Q2013 (4) 2Q2013(4) 3Q2013(4) 4Q2013(4) 2013(4) 1Q2014(4) 2Q2014 3Q2014 4Q2014 2014 1Q2015(6) Total Net Sales $765.8 $797.1 $210.9 $230.1 $243.3 $223.1 $907.4 $203.5 $236.3 $228.0 $173.3 $841.2 $143.5 Cost of Goods Sold (694.8) (721.8) (187.9) (208.0) (218.2) (197.3) (811.4) (172.2) (196.6) (194.1) (134.3) (697.2) (108.4) Operating Expenses (17.4) (18.7) (5.9) (6.1) (6.6) (7.2) (25.8) (8.5) (9.5) (10.2) (9.7) (38.0) (10.6) Contribution Margin $53.6 $56.6 $17.2 $16.1 $18.4 $18.6 $70.3 $22.8 $30.2 $23.7 $29.3 $106.0 $24.5 Depreciation and Amortization (9.3) (9.3) (2.4) (2.4) (2.6) (3.4) (10.7) (3.4) (3.5) (3.7) (3.9) (14.6) (4.0) General and Administration Expense (6.4) (7.7) (1.7) (1.1) (1.8) (1.7) (6.3) (2.6) (2.2) (2.5) (3.3) (10.6) (3.4) Gain (Loss) on Asset Disposal - - - - - (0.2) (0.2) - (0.1) - - (0.1) - Operating Income $37.9 $39.6 $13.1 $12.6 $14.0 $13.3 $53.2 $16.8 $24.4 $17.5 $22.1 $80.8 $17.1 Interest Expense, net (3.3) (3.6) (0.8) (0.8) (1.2) (1.8) (4.6) (2.0) (2.3) (2.2) (2.1) (8.7) (2.2) Income taxes - - (0.1) (0.1) (0.3) (0.2) (0.8) (0.1) (0.3) (0.2) 0.5 (0.1) (0.3) Net Income $34.6 $36.0 $12.2 $11.8 $12.5 $11.3 $47.8 $14.7 $21.8 $15.1 $20.5 $72.0 $14.6 Income taxes - - 0.1 0.1 0.3 0.2 0.8 0.1 0.3 0.2 (0.5) 0.1 0.3 Depreciation and Amortization 9.3 9.3 2.4 2.4 2.6 3.4 10.7 3.4 3.5 3.7 3.9 14.6 4.0 Interest Expense, net 3.3 3.6 0.8 0.8 1.2 1.8 4.6 2.0 2.3 2.2 2.1 8.7 2.2 EBITDA $47.2 $48.9 $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $95.4 $21.1 Add Drop Downs for period not in LTM: El Dorado Drop Down Assets (5) - - - - - - - - - 1.1 - Adj. for 1Q15 cost (7) 3.4 Adjusted EBITDA $15.5 $15.0 $16.6 $16.7 $63.8 $20.2 $27.9 $21.2 $26.1 $96.5 $24.5 Delek Logistics Partners LP EBITDA and Contribution Margin Reconciliation

Cash Available for Distribution 28 (1) See pg. 27 for the reconciliation to GAAP. (2) Distribution for forecast period based on $1.50 per unit; Distribution for year ended December 31, 2013 and 2014 based on actual amounts distributed during the year; does not include a LTIP accrual. (3) Forecast for twelve month period ending 9/30/2013 as provided in the Nov. 1, 2012 prospectus . (4) Results in 2013 and 2014 are as reported excluding predecessor costs related to the drop down of the tank farms and product terminals at both Tyler and El Dorado during the respective periods. (5) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 drop downs. (6) Adjustment of $3.4 million of cost includes professional fees $1.2m, higher cost ethanol contracts $1.2m and Tyler turnaround effect $1.0m that occurred during the quarter. Note: May not foot due to rounding. Pro Forma Forecast (dollars in millions) 12 Months 12/31/11 12 Months 9/30/13 (3) 2013 (4) 2014 (4) 1Q2013 (4) 2Q2013(4) 3Q2013(4) 4Q2013(4) 1Q2014 2Q2014 3Q2014 4Q2014 1Q2015(5) Contribution Margin (1) $53.6 $56.6 $70.3 $106.0 $17.2 $16.1 $18.4 $18.6 $22.8 $30.2 $23.7 $29.3 $24.5 Less: General & Administrative Expenses (6.4) (7.7) (6.3) (10.6) (1.7) (1.1) (1.8) (1.7) (2.6) (2.2) (2.5) (3.3) (3.4) Add: Gain (Loss) on Asset Disposal - - (0.2) (0.1) - - - (0.2) - (0.1) - - - EBITDA (1) $47.2 $48.9 $63.8 $95.4 $15.5 $15.0 $16.6 $16.7 $20.2 $27.9 $21.2 $26.1 $21.1 Less: Cash Interest (3.1) (3.6) (7.4) (0.6) (0.6) (1.0) (1.4) (1.7) (2.0) (1.9) (1.8) (1.8) Less: Capital Improvement Expenditures (5.7) - - - - - - - - - - - Less: Maint. & Reg. Capital Expenditures (10.8) (5.1) (6.0) (1.3) (1.1) (1.0) (1.8) (0.8) (1.0) (0.8) (3.9) (3.3) Plus: Reimbursement for Capital Expenditures 11.9 0.8 1.6 0.3 0.2 - 0.4 - - - 1.6 1.2 Less: Income Taxes - (0.8) (0.1) (0.1) (0.1) (0.3) (0.2) (0.1) (0.3) (0.2) 0.5 (0.3) Add: Non-cash unit/share based compensation expense - 0.5 0.3 - 0.1 0.1 0.3 0.1 0.1 0.1 0.1 0.1 Less: Amortization of deferred revenue - (0.2) (0.3) - (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) (0.1) Less: Amortization of unfavorable contract liability - (2.6) (2.7) (0.7) (0.7) (0.6) (0.7) (0.7) (0.7) (0.7) (0.7) - Cash Available for Distributions $41.2 $52.9 $80.7 $13.1 $12.8 $13.7 $13.3 $16.9 $23.9 $17.7 $21.8 $16.8 Coverage 1.10x 1.35x 1.69x 1.39x 1.32x 1.38x 1.30x 1.61x 2.01x 1.42x 1.67x 1.23x Total Distribution (2) $37.4 $39.3 $47.9 $9.4 $9.7 $9.9 $10.2 $10.5 $11.9 $12.4 $13.1 $13.7 Adjustments 1Q15 (6) 3.4 Adjusted Cash Available for Distribution $20.2 Adjusted Coverage 1.48x

Non-GAAP Reconciliation - DK 29 2011 2012 2013 2014 LTM 3/31/15 Operating Income $286.1 $473.1 $237.7 $366.5 $290.9 Loss (Gain) on Asset Disposals 3.6 (0.1) - - - Impairment of Goodwill 2.2 - - - - Depreciation and Amortization 74.1 82.5 89.8 111.5 115.2 EBITDA $366.0 $555.5 $327.5 $478.0 $406.1 Year Ended 12/31 Delek US LTM EBITDA Reconciliation

30 Investor Relations Contact: Assi Ginzburg Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-435-1452 615-435-1366